Exhibit 99.3
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION
The Supplemental Information consists of unaudited income statement information for the nine months ended September 30, 2011 and for each of the three fiscal years ended December 31, 2010. The Supplemental Information was derived from our historical consolidated financial statements and gives effect to the Spin-off of Exelis and Xylem and reflects certain non-GAAP adjustments. The unaudited Supplemental Information reflects the Company’s results as if the Spin-off and related transactions had occurred as of January 1, 2008. The Supplemental Information should be read together with our unaudited pro forma consolidated condensed financial statements and accompanying notes included in Exhibit 99.2.
The Supplemental Information consists of information management believes are useful to investors when evaluating our operating performance for the periods presented, and provides a tool for evaluating ITT’s ongoing operations and management of assets held from period to period. These metrics, however, are not a measure of financial performance under GAAP and should not be considered a substitute for revenue growth (decline) or other metrics as determined in accordance with GAAP. Further, these measures may not be comparable to similarly titled measures reported by other companies.
•	Pro Forma Revenues are defined as reported GAAP revenues adjusted for the benefit of certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
•	Adjusted Segment Operating Income and Adjusted Segment Operating Margin are defined as GAAP Segment Operating Income and Operating Margin, adjusted for special items and pro forma adjustments. Special items represent significant charges or credits that impact current results, but may not be related to the Company’s ongoing operations and performance. Pro forma adjustments reflect the benefit of certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
•	Adjusted Operating EBIT and Adjusted Operating EBIT Margin are defined as operating income and margin, adjusted for special items that may include, but are not limited to, non-operating items, transformation costs, and pro forma adjustments. Special items represent significant charges or credits that impact current results, but may not be related to the Company’s ongoing operations and performance. Pro forma adjustments relate to certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
•	Adjusted EBITDA and Adjusted EBITDA Margin are defined as operating income and margin before depreciation, amortization and stock based compensation, adjusted for special items that may include, but are not limited to, non-operating items, transformation costs, and pro forma adjustments. Special items represent significant charges or credits that impact current results, but may not be related to the Company’s ongoing operations and performance. Pro forma adjustments relate to certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
The Company’s segments are presented on the same basis used internally for evaluating performance and for allocating resources. Our four segments are referred to as Industrial Process, Motion Technologies, Interconnect Solutions and Control Technologies.
The Supplemental Information is not intended to be a complete presentation of our results of operations had the Distribution occurred as of and for the periods indicated. In addition, the Supplemental Information is provided for illustrative and informational purposes only and are not necessarily indicative of our future results of operations had the Spin-off been completed on the date assumed. The Supplemental Information includes pro forma adjustments that are based on available information and assumptions that management believes are reasonable, that reflect the impacts of events directly attributable to the Distribution and related transaction agreements, are factually supportable, and are expected to have a continuing impact on us.

UNAUDITED NON-GAAP RECONCILIATIONS
PRO FORMA REVENUE AND ADJUSTED SEGMENT OPERATING INCOME AND MARGIN
YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010, NINE MONTHS ENDED SEPTEMBER 30, 2011

				Nine months
				ended
				September 30,
(in millions)	2008	2009	2010	2011
Revenue
Total Segment Revenues	$2,153	$1,794	$1,930	$1,616
Less: Intercompany Eliminations	(21)	(23)	(22)	(15)

Consolidated Revenue — GAAP	$2,132	$1,771	$1,908	$1,601

Adjustments
Pro Forma (a)	19	18	16	10

Pro Forma Consolidated Revenue	$2,151	$1,789	$1,924	$1,611

Segment Operating Income
GAAP	$281	$171	$230	$221

Adjustments
Restructuring and Realignment	44	48	4	2
Pro Forma (a)	6	6	5	3

Total Adjustments	$50	$54	$9	$5

Adjusted Segment Operating Income	$331	$225	$239	$226

Adjusted Segment Operating Margin	15.4%	12.6%	12.4%	14.0%
Note:

(a)	Pro forma amounts reflect the benefit of transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.

UNAUDITED ADJUSTED SEGMENT OPERATING INCOME TO ADJUSTED OPERATING EBIT
YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010, NINE MONTHS ENDED SEPTEMBER 30, 2011

				Nine months
				ended
				September 30,
(in millions)	2008	2009	2010	2011
Total Adjusted Segment Operating Income	$331	$225	$239	$226

Less Corporate Costs after Adjustments (a):
Corporate General and Administrative Expenses	45	55	36	24
Corporate Restructuring & Realignment	(4)	—	—	—
Corporate Transformation Costs	—	—	—	10
Information System Initiatives (b)	—	(1)	(4)	(4)
Other Expenses	16	3	(1)	12

Adjusted Corporate Costs	$57	$57	$31	$42

Adjusted Operating EBIT	$274	$168	$208	$184

Adjusted Operating EBIT Margin	12.7%	9.4%	10.8%	11.4%

Notes:

(a) Corporate costs exclude the following:
Information System Initiatives (b)	$—	$—	$—	$55
Asbestos Remeasurement (c)	$—	$210	$330	$41
Asbestos Provision (d)	$14	$28	$55	$50

(b)	Information System initiatives which were terminated as a result of the Spin-off.

(c)	Effect of annual asbestos reassessment.

(d)	2008 reflects adjustment related to pending claims. 2009, 2010 and nine months ended September 30, 2011 reflect the effect of maintaining rolling 10 year net asbestos liability.

UNAUDITED ADJUSTED OPERATING EBIT, ADJUSTED OPERATING EBITDA AND MARGIN
YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010, NINE MONTHS ENDED SEPTEMBER 30, 2011

				Nine months
				ended
				September 30,
(in millions)	2008	2009	2010	2011
GAAP Operating Income	$206	$(125)	$(192)	$19

Pro Forma Adjustments
Pro Forma (a)	6	6	5	3
Transformation Costs	—	—	2	10
Information System Initiatives (b)	—	—	—	59

Pro Forma Operating Income	$212	$(119)	$(185)	$91
Non GAAP Adjustments
Restructuring and Realignment	$48	$48	$4	$2
Information System Initiatives (b)	—	1	4	—

Asbestos Remeasurement (c)	—	210	330	41
Asbestos Provision (d)	14	28	55	50

Total Asbestos Expense	$14	$238	$385	$91

Total Adjustments	$62	$287	$393	$93

Adjusted Operating EBIT	$274	$168	$208	$184

Depreciation	$57	$54	$52	$42
Amortization and Stock Based Compensation	18	25	27	19

Adjusted Operating EBITDA	$349	$247	$287	$245

Adjusted Operating EBITDA Margin	16.2%	13.8%	14.9%	15.2%
Notes:

(a)	Pro forma amounts reflect the benefit of transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.

(b)	Information System initiatives which were terminated as a result of the Spin-off.

(c)	Effect of annual asbestos reassessment.

(d)	2008 reflects the adjustment related to pending claims. 2009, 2010 and nine months ended September 30, 2011 reflect the effect of maintaining rolling 10 year net asbestos liability.

UNAUDITED ADJUSTED SEGMENT OPERATING INCOME AND MARGIN
YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010, NINE MONTHS ENDED SEPTEMBER 30, 2011

				Nine months
				ended
				September 30,
(in millions)	2008	2009	2010	2011
Industrial Process Operating Income
GAAP Operating Income	$114	$72	$79	$77
Adjustments
Restructuring and Realignment	19	16	1	—
Pro Forma (a)	3	4	3	2

Total Adjustments	$22	$20	$4	$2

Adjusted Operating Income	$136	$92	$83	$79

Adjusted Operating Margin	16.7%	12.8%	11.9%	14.3%

Motion Technologies Operating Income
GAAP Operating Income	$82	$48	$85	$67

Adjustments
Restructuring and Realignment	8	22	—	—
Pro Forma (a)	—	—	—	—

Total Adjustments	$8	$22	$—	$—

Adjusted Operating Income	$90	$70	$85	$67

Adjusted Operating Margin	16.0%	14.3%	15.5%	13.4%

Interconnect Solutions Operating Income
GAAP Operating Income	$42	$19	$37	$34

Adjustments
Restructuring and Realignment	8	7	1	—
Pro Forma (a)	3	2	2	1

Total Adjustments	$11	$9	$3	$1

Adjusted Operating Income	$53	$28	$40	$35

Adjusted Operating Margin	11.7%	8.2%	9.8%	10.9%

Control Technologies Operating Income
GAAP Operating Income	$43	$32	$29	$43

Adjustments
Restructuring and Realignment	9	3	2	2
Pro Forma (a)	—	—	—	—

Total Adjustments	$9	$3	$2	$2

Adjusted Operating Income	$52	$35	$31	$45

Adjusted Operating Margin	16.1%	14.4%	11.3%	18.5%

Note:

(a)	Pro forma amounts reflect the benefit of transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.

UNAUDITED FINANCIAL IMPACTS OF ASBESTOS ON CONTINUING OPERATIONS
YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010, NINE MONTHS ENDED SEPTEMBER 30, 2011

				Nine months
				ended
				September 30,
(in millions)	2008	2009	2010	2011
As Reported
Net Annual Asbestos Remeasurement (a)	$—	$210	$330	$41
Net Asbestos Provision (b)	14	28	55	50

Total Net Asbestos Expense	$14	$238	$385	$91

Tax Effect
Net Annual Asbestos Remeasurement	$—	$79	$118	$16
Net Asbestos Provision	5	11	20	19

Total Net Asbestos Expense	$5	$90	$138	$35

After-Tax Effect
Net Annual Asbestos Remeasurement	$—	$131	$212	$25
Net Asbestos Provision	9	17	35	31

Total Net Asbestos Expense	$9	$148	$247	$56
Notes:

(a)	Effect of annual asbestos reassessment.

(b)	2008 reflects the adjustment related to pending claims. 2009, 2010 and the nine months ended September 30, 2011 reflect the effect of maintaining rolling 10 year net asbestos liability.